Investments - Equity Method Investments - Equity Method (Notes)	3 Months Ended
Mar. 31, 2016
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments and Joint Ventures Disclosure
INVESTMENTS - EQUITY METHOD AND JOINT VENTURES

For each of the following investments, we have the ability to exercise significant influence over each of these investments through our participation in the management committees, which make all significant decisions. However, since we have equal or proportionate influence over each committee as a joint interest partner and all significant decisions require consent of the other investor(s) without regard to our economic interest, we have determined that these entities should not be consolidated and apply the equity method of accounting with respect to our investments in each entity.

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RGS - We have a 78% interest in RGS, which owns and operates the infrastructure that transports gas from certain fields to several re-delivery points in southwestern Wyoming, including natural gas processing facilities that are owned by us or a third party. Prior to 2016, we consolidated RGS, however, upon our reassessment performed in conjunction with the adoption of ASU 2015-02 as of January 1, 2016, we determined RGS represents a variable interest entity to us for which we are not the primary beneficiary. Under the limited liability company agreement, we do not have voting rights commensurate with our economic interest due to veto rights available to our partner in RGS. Certain business decisions, including, but not limited to, decisions with respect to significant expenditures or contractual commitments, annual budgets, material financings, dispositions of assets or amending the members’ gas servicing agreements, require unanimous approval of the members. For amounts previously consolidated in our financial statements as of and for the year ended December 31, 2015, refer to the amounts shown in the Non-Guarantor column in the condensed consolidating financial information presented in Note 16 in our annual report on Form 10-K referenced herein.

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Three Rivers Gathering, L.L.C. (“TRG”) - We own a 50% interest in TRG which operates natural gas gathering assets within the southeastern Uinta Basin and is primarily supported by long-term, fee-based gas gathering agreements with minimum volume commitments.

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Uintah Basin Field Services, L.L.C. (“UBFS”) - We own a 38% interest in UBFS which owns and operates the natural gas gathering infrastructure located in the southeastern Uinta Basin and is supported by long-term, fee-based gas gathering agreements that contain firm throughput commitments, which generate fees whether or not the capacity is used, and is operated by us.

EQUITY METHOD INVESTMENTS (in millions)

	RGS	TRG	UBFS	Total
Balance at December 31, 2015	$—	$42	$16	$58
Effect of deconsolidation (a)	295	—	—	295
Equity in earnings	2	1	1	4
Distributions received	(9)	(1)	(1)	(11)
Balance at March 31, 2016	$288	$42	$16	$346

(a)
The reassessment of our investments we performed resulted in the deconsolidation of RGS and the reporting of RGS as an equity method investment. We recognized an increase of $295 million to equity method investments as of January 1, 2016 as a result of the deconsolidation in addition to a cumulative effect reduction to opening equity of $2 million related to the difference in earnings under the equity method of accounting in prior periods. The carrying amount of our investment in RGS exceeded the underlying equity in net assets by $139 million at March 31, 2016.